UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2016

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

Revolving Credit Agreement Amendment

On March 24, 2016, FMC Corporation (the “Company”) entered into Amendment No. 2 (“Revolving Credit Amendment”) to that certain Amended and Restated Credit Agreement, dated as of October 10, 2014, among the Company, as U.S. Borrower, certain foreign subsidiaries of the Company party thereto, as Euro Borrowers, the lenders (the “Revolving Credit Lenders”) and issuing banks party thereto, Citibank, N.A., as administrative agent, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers, Bank of America, N.A., as syndication agent, and certain other financial institutions party thereto as co-documentation agents (as previously amended, the “Revolving Credit Agreement”). Among other things, the Revolving Credit Amendment amends the maximum leverage ratio financial covenant and the definition of “EBITDA” in the Revolving Credit Agreement and adds certain European Union Bail-In contractual recognition provisions, in each case as set forth in the Revolving Credit Amendment.

The foregoing description of the Revolving Credit Amendment does not purport to be complete and is qualified in its entirety by reference to the Revolving Credit Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Some of the Revolving Credit Lenders and their affiliates have various relationships with the Company involving the provision of financial services, including cash management, investment banking and trust and leasing services. In addition, the Company has entered into interest rate, foreign exchange and energy derivative arrangements with some of the Revolving Credit Lenders and their affiliates.

Term Loan Agreement Amendment

On March 24, 2016, the Company entered into Amendment No. 2 (“Term Loan Amendment”) to that certain Term Loan Agreement, dated as of October 10, 2014, among the Company, as U.S. Borrower, certain foreign subsidiaries of the Company party thereto, as Euro Borrowers, the lenders party thereto (the “Term Loan Lenders”), Citibank, N.A., as administrative agent, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers, Bank of America, N.A., as syndication agent, and certain other financial institutions party thereto as co-documentation agents (as previously amended, the “Term Loan Agreement”). Among other things, the Term Loan Amendment amends the maximum leverage ratio financial covenant and the definition of “EBITDA” in the Revolving Credit Agreement and adds certain European Union Bail-In contractual recognition provisions, in each case as set forth in the Term Loan Amendment.

The foregoing description of the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the Term Loan Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Some of the Term Loan Lenders and their affiliates have various relationships with the Company involving the provision of financial services, including cash management, investment banking and trust and leasing services. In addition, the Company has entered into interest rate, foreign exchange and energy derivative arrangements with some of the Term Loan Lenders and their affiliates.

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 2, dated as of March 24, 2016, to the Amended and Restated Credit Agreement, dated as of October 10, 2014, among FMC Corporation, certain subsidiaries of FMC Corporation party thereto, the lenders and issuing banks party thereto, and Citibank, N.A., as Administrative Agent for such lenders.

10.2	Amendment No. 2, dated as of March 24, 2016, to the Term Loan Agreement, dated as of October 10, 2014, among FMC Corporation, certain subsidiaries of FMC Corporation party thereto, the lenders party thereto, and Citibank, N.A., as Administrative Agent for such lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

Date: March 28, 2016	By:	/s/ Andrew D. Sandifer
Andrew D. Sandifer
Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2, dated as of March 24, 2016, to the Amended and Restated Credit Agreement, dated as of October 10, 2014, among FMC Corporation, certain subsidiaries of FMC Corporation party thereto, the lenders and issuing banks party thereto, and Citibank, N.A., as Administrative Agent for such lenders.

10.2	Amendment No. 2, dated as of March 24, 2016, to the Term Loan Agreement, dated as of October 10, 2014, among FMC Corporation, certain subsidiaries of FMC Corporation party thereto, the lenders party thereto, and Citibank, N.A., as Administrative Agent for such lenders.